ADVISORY AGREEMENT

         THIS ADVISORY AGREEMENT (this "Agreement"), is made and entered into as of the 1st day of May 2000 by and between PrimeHoldings.com, Inc., a Delaware corporation (the "Client"), and Financial Service Group, LLC, a Utah limited liability company (the "Advisor").

     In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       ADVISORY SERVICES

         The Advisor undertakes to act as an advisor to the Client and shall, subject to the supervision of the Client (the "Client"), provide financial and investment advisory services to the Client which shall include, but not be limited to, (i) reviewing and analyzing all material documentation (legal, financial or otherwise) of the Client to determine the Client's most effective internal organizational financial structure for the purpose of financing, (ii) determining the Client's best course of action, which may include (a) private placements of common or preferred stock, or debt, for the expansion of its working capital, acquisition financing or the restructuring of existing indebtedness, (b) mergers and acquisitions, (c) initial public offerings, and
(d) any other transactions deemed by the Advisor to be in the best interests of the Client.

         Consistent with its duties described in the paragraph above, the Advisor shall use its best efforts to provide advice on equity or debt financing of a minimum of $500,000 and a maximum of $20,000,000 through the end of calendar year 2000. The Client shall cooperate with the Advisor in structuring one or more transactions to manage these sums on such commercially reasonable terms as may be acceptable to the Client. Such proceeds shall be used by the Client for such purposes as the Client deems appropriate. If the Client requests the Advisor to participate in any other transactions or perform any other specific services, such services shall be described in an addendum hereto, in a form to be agreed upon by the parties.

         The Advisor may, in its discretion and at its own expense, or with client's prior approval if at client's expense, appoint one or more sub-advisors to perform one or more of the foregoing services with respect to all or a portion of the investments of the Client. The Advisor shall also have full authority and discretion as to all matters that are necessary or incidental to the foregoing. Upon the request of the Client, the Advisor shall furnish the Client with full information concerning activities undertaken by the Advisor for the Client.

2.       ADVISORY FEE

         For services to be rendered hereunder to the Client, the Client will pay to the Advisor advisory fees as follows: $10,000 per month, as of May 1, 2000, in the form of cash and /or equity as a management fee. The cash portion shall be $8,000 per month, and the equity portion shall be paid in the form of warrants to purchase shares of Client's Common Stock at a rate to be determined by the Board of Directors of the Client under the Client's 2000 Stock Option Plan, as amended. The Client shall pay these fees to the advisor on the first of each month in the case of the cash portion and once every quarter in the case of the equity portion. If the Client and the Advisor agree on additional services, the services and fees thereon shall be agreed to in writing by the parties.

3.       EXPENSES

         It is understood that if agreed to in advance, the Client will pay, or reimburse the Advisor for, all expenses incurred by Advisor in connection with its services provided hereunder, including but not limited to, reasonable travel expenses, including those associated with investigating any potential investments in the Client or maximizing return on existing investments of the Client. The Advisor acknowledges that if no agreement with the Client regarding reimbursement of certain expenses is made prior to any such expenses being incurred, the Client shall have no obligation to reimburse Advisor for such expenses.

4.       SERVICES TO OTHER COMPANIES

         The services of the Advisor hereunder are not to be deemed exclusive, the Advisor being free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Advisor's ability to meet all of its obligations with respect to rendering services to the Client hereunder.

5.       STANDARD OF CARE

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Client or to any director, shareholder, employee or agent thereof for any act or omission in the course of, or connected with, rendering services hereunder.

6.       TERM OF AGREEMENT; AMENDMENTS

         (a) This Agreement shall commence as of the date hereof and, subject to prior termination as provided in section 6(b) hereof, shall continue in force until December 31, 2000 and thereafter shall be renewed automatically on a month-to-month basis, unless terminated by either party by written notice no later than thirty (30) days prior to the expiration of the then-current term.

         (b) Either party hereto may, at any time on thirty (30) days prior written notice to the other, terminate this Agreement, without payment of any penalty.

         (c) This Agreement may he modified only by the mutual consent of the parties evidenced in writing.

7.       ADVISOR BEST EFFORTS; COMPANY INDEMNITY

         Advisor shall use its best efforts in the performance of the investment advisory and management services to be performed hereunder. All recommendations and instructions made by the Advisor will be based upon information received from the Client and from sources that the Advisor believes to be reliable, but whose accuracy is not and cannot be guaranteed. Such information may or may not have been independently verified by the Advisor. The Client agrees to indemnify Advisor and hold him harmless from and against any liability of any nature resulting from the Client furnishing information that is false or inaccurate.

8.       NOTICES

         Except as otherwise specifically provided herein, all notices or communications provided for herein shall be in writing, delivered in person, by overnight mail or by facsimile followed by a hard copy sent first class mail postage pre-paid, and addressed as follows, or to such other address or addresses as may be designated by either party by written notice to the other:

                      If to Client:         PrimeHoldings.com, Inc
                                            Attn:  Thomas E. Aliprandi
                                            6955 Union Park Center, Suite 390
                                            Midvale, Utah 84047
                                            Telephone: 801-562-1444
                                            Facsimile: 801-562-1441

                      If to Advisor:        Financial Service Group, LLC
                                            Attn: Michaeljohn Kudlik
                                            4700 S. 900 East, Ste. 30
                                            Salt Lake City, UT 84117

9.       GOVERNING LAW; JURISDICTION

         This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without reference to its choice of law principles.

10.      ARBITRATION

         All disputes between the parties arising out of or relating to this Agreement shall be submitted to and settled by arbitration as hereinafter provided. Any arbitration proceeding shall be by a single arbitrator experienced in the matters at issue who is selected by the parties involved in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration proceeding shall be held in such place in the Salt Lake City metropolitan area as may be selected by the arbitrator (or any other place agreed to by the parties involved and the arbitrator). The decision of the arbitrator shall be final and binding as to any matters submitted to him/her under this Agreement; provided, however, that if necessary, such decision and satisfaction procedure may be enforced by either the Company or Advisor, as the case may be, in any United States District Court having jurisdiction over this matter. The determination of which party (or combination thereof) bears the costs and expenses incurred in connection with any such arbitration proceeding shall be determined by the arbitrator.

11.      ILLEGALITY; UNENFORCEABILITY

         If any provision of this Agreement is found to be illegal or unenforceable, all other provisions to this Agreement will remain in full force and effect.

12.      AUTHORIZED SIGNATORIES

         Each of the individuals signing below hereby represents and warrants that he is a duly authorized signatory of the entity bearing his signature below, that he is authorized and empowered to enter into this Agreement and to effect the transactions contemplated hereby on behalf of such entity, and that this Agreement is the legal and valid binding obligation of the entity bearing his signature below, and enforceable against such entity in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally, and general principles of equity.

         IN WITNESS WHEREOF, the parties have caused this instrument to be signed on their behalf by their respective officers there unto duly authorized all as of the date first written above.

PRIMEHOLDINGS.COM, INC.                      FINANCIAL SERVICE GROUP. LLC
("Client")                                   ("Advisor")



By: /s/  Thomas E. Aliprandi                 By:  /s/ Michaeljohn Kudlik
   ---------------------------                   --------------------------
Its:  Chairman & CEO                         Its:  Vice President
(By resolution of the Board
of Directors)

                                       3